                                                       [VOLKSWAGEN CREDIT LOGO]

                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.        [AUDI FINANCIAL
                             Washington, D.C. 20549         SERVICES LOGO]

                                                         3800 Hamlin Road
                                    FORM 8-K             Auburn Hills, MI 48326
                                                         Tel. (248) 340-5895
                                                         Fax (248) 340-5387
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 20, 2002


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


       Delaware                   33-34266                 38-2748796
       --------                   --------                 ----------

(State of Incorporation)   (Commission File Number)    (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended March 20, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Designation             Description                  Method of Filing
         -----------             -----------                  ----------------

         Exhibit 20       Report for the month ended          Filed with this
                          February 28, 2002 provided to       report.
                          Bank One, as trustee under
                          the Volkswagen Credit Auto
                          Master Owner Trust, Series
                          2000-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Volkswagen Credit Auto Master Owner Trust



                                       By: Volkswagen Dealer Finance, LLC



                                       By:    /s/ Timothy J. Flaherty
                                          --------------------------------------
                                                Timothy J. Flaherty